NOTICE OF ANNUAL MEETING
                           TO BE HELD AUGUST 18, 2009


To the Shareholders of the Valley Forge Fund


NOTICE IS HEREBY GIVEN that the Annual Meeting of The Valley Forge Fund will be held at 1375 Anthony Wayne Drive, Wayne PA. 19087 on August 18, 2009 at 7:30PM for the following purposes.

1) To elect or reject five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Conner & Associates PC, Certified Public Accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2008.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business on July 6, 2009 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF
               YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.








               PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.






PROXY9
VFDOC3





                                   PRIVACY POLICY
                               THE VALLEY FORGE FUND



The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis. The Fund is pleased to report that:



A. Information We Collect - The Fund's application forms contain names, addresses, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts. IRA application forms also contain beneficiary information. In addition, the Fund retains records of all of your security transactions such as your account balances and transaction histories.


B. Our Disclosure Statement - The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law. That is, to you personally, to the Securities & Exchange Commission and to government tax agencies. And, since all transactions are handled internally, the number of employees that even see your information is limited. However, funds cannot be IRA trustees. Your Fund now uses US Bank to provide IRA custodial services which requires disclosure of your IRA shareholder name and
address to it on an annual basis.    In this regard, US Bank has a similar
Privacy Policy to protect this information other than that required by law.



   You should call 1-800-548-1942 if there are any questions about the Fund's
                               Regulation S-P status.













                                    PROXY  STATEMENT
                                 THE VALLEY FORGE FUND
         1375 Anthony Wayne Dr.  Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of an Annual Meeting of Shareholders of The Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This material was first mailed to shareholders on July 6, 2009. Exercised proxies may be revoked by you at any time either by mail notice to the Fund, resubmittal at a later date or voting at the meeting. Please place your instructions on the enclosed form, then sign, date and return.
The Fund has one class of capital stock of the Fund, all having equal voting rights. On July 6, 2009, the date of record, there were 960,579 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.
A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.


                      PROPOSAL #1: ELECTION OF DIRECTORS

All directors listed below have consented to serve if elected until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table. None of these directors or current officers holds directorships in other mutual funds.

                        Interested Officers & Director

  Name, Address       Position  in   Term  of Office     Principal       #  of
     and Age           the Fund       and Length of     Occupation       Funds
                                       Time Served      Past  Five     Overseen
                                                           Years     by Director

*Bernard B Klawans      Presiden     Elected for One     President        One
 1375 Anthony Wayne        and        Year.  Served    Valley  Forge
 Wayne PA               Director    Since Inception         Fund
       88                           Jun. 30, 1971

 *Sandra K. Texter     Secretary     Elected for One   System  Analyst    None
 551 Red Coat Lane                    Year.  Served    Lockheed Martin
 Phoenixville PA                         since         King of Prussia
       58                            Jan. 30, 2003           PA

* "Interested persons" as defined in the Investment Company Act of 1940. Mr. Klawans is an "interested person" because he owns the Fund's Investment Adviser. Mrs. Texter (the daughter of Mr. Klawans) is an interested person because all officers of the Fund are considered to be so.






 Continued Table
                                Independent Directors
  Name, Address       Position  in   Term  of Office      Principal      #  of
     and Age           the Fund       and Length of      Occupation      Funds
                                      Time Served        Past Five      Overseen
                                                           Years     by Director

Dr. James P. King      Director      Elected for One      President       One
904 Breezewood Lane                  Year.   Served     Desilube Tech
                                     Since  Inception         Inc.
       75                            Jun. 30, 1971        Lansdale PA

C. William Majer       Director      Elected for One      President       One
732 Summit Ave                        Year.  Served     MajerPlus LTD
Philadelphia PA                           Since        Philadelphia PA
       72                            Jun. 21, 2005

Donald A. Peterson     Director      Elected for One     Program Mgr      One
3741 Worthington Rd                   Year.  Served    DRS Technologies
Collegeville PA                           Since       King of Prussia PA
       67                             Aug. 15, 1974

Lewis T.   Seaman      Director      Elected for One    Retired General   One
131234 Shannondell Dr               Year.  To replace     Manager  GE
Audobon PA                          Mr. Belanger  who   Space  Division
       66                                Retired

  Shareholders have one vote for each share they own for each of the Directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast when a quorum is present will elect each director. All the nominees who stood for election last year were overwhelmingly reelected.

                       BOARD MEETINGS AND DIRECTORS DUTIES
Meetings: There were five board meetings in 2008. Four directors attended all meetings. Dr. King did not attend the December meeting because of illness.

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.







              FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS


    Name      Dollar Range of Equity        Aggregate Dollar Range of Equity
              Securities in the Fund     Securities in All Register Investment
                                          Companies Overseen by Directors and
                                      Officers in Family of Investment Companies
   Interested Director and Officers
Bernard B. Klawans  over $1,000,000                  over $1,000,000
Sandra K. Texter    over $  500,000                  over $  500,000

   Independent Directors
Dr. James P. King   over $   25,000                   over $  25,000
C. William Majer    over $   10,000                   over    10,000
Donald A. Peterson  over $  100,000                   over $ 100,000

Mr. Majer sold $2,000 of his holdings in the Fund in the spring of 2009. The rest of the Officers, Directors and Associated Persons serving since the last Annual Meeting, Mr. Klawans, Dr. King, Mr. Peterson, Mrs. Texter and Mrs. Ellen Klawans (daughter-in-law of Mr. Klawans) had essentially no change in their dollar range of equity security holdings in the Fund this year. None serve as directors for other registered investment companies.


                    REMUNERATION OF DIRECTORS AND OFFICERS
The Fund does not pay salaries to their Officers or Directors. Compensations listed below are all travel and other expenses associated with attending meetings.

                                Valley Forge Fund             Family of Funds
       Name                        Compensation                Valley  Forge
                                     in  2008              Compensation in  2008
Interested Director and Officers
*Bernard B. Klawans                    none                         none
*Sandra K. Texter                      none                         none

Independent Directors
Victor j. Belanger                    $  508                       $  508
Dr. James P. King                     $  297                       $  297
C. William Majer                      $  396                       $  396
Donald A. Peterson                    $  446                       $  446

* Mr. Klawans and Mrs. Texter serve the Fund in many capacities but only receive compensation from the Management Company.


                                  BROKERAGE
The Fund requires all brokers to affect transactions in portfolio securities to get prompt execution of orders at the most favorable price. Where consistent with best price and execution and, in light of its limited resources, the Fund will deal with primary markets in placing over-the-counter portfolio orders.
The Fund places all orders for purchase and sale of its securities through its president who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation. Services may include economic, statistical or industry studies, security analysis and sales literature. No effort is made to determine the value of these services or the amount they may have reduced Adviser expenses. Mr. Scott Klawans, the son of Mr. Bernard Klawans who is a broker with Best-Vest & Co., has provided brokerage services to the Fund that appear to be satisfactory to the Fund's Board of Directors.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 2008, the Fund paid $8,595 in brokerage commissions. Commissions were $8,165 in 2007 and $10,701 in 2006. The Directors evaluate and review annually the reasonableness of brokerage commissions paid.


        PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR
Your Board of Directors recommend, subject to shareholder approval, Conner & Associates PC ("C&A") Certified Public Accountants to audit and certify financial statements of the Fund for the year 2009 since they performed audit services in an exemplary fashion to aid Fund Management to reply to the Securities & Exchange Commission ("SEC") on-site bi-annual examination of the Fund's operations. The Board has adopted new procedures to pre-approve the types of professional services required of their auditors.

Neither C&A nor any of its partners have any direct or material indirect interest in the Fund and will provide no non-auditing services. If you desire to have representatives of C&A present at the meeting you may contact the Secretary of the Fund in advance of the meeting and request their presence. Audit Fees: Conner & Associates charged $11,000 for the 2008 audit. The fee for the year 2009 is expected to be the same, $11,000, because C&A personnel are now familiar with the Fund's operating procedures that they helped modify to meet the new requirements brought on by detected malfeasance in other mutual fund complexes. This charge includes reporting its findings to the Securities & Exchange Commission and the Fund's Board of Directors concerning the certified audit.
All Other Fees: There are no other Audit Fees expected.


                            SHAREHOLDER PROPOSALS
The Fund expects to hold its next annual meeting in August 2010. Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than January 4, 2010 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.


                                 OTHER MATTERS
The Directors know of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.







                 PROXY - SOLICITED BY THE BOARD OF DIRECTORS
       VALLEY FORGE FUND ANNUAL MEETING OF SHAREHOLDERS AUGUST 18,  2009


The annual meeting of the VALLEY FORGE FUND will be held at 1375 Anthony Wayne Dr., Wayne PA at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans or Sandra K. Texter as proxy to represent and to vote all shares of the undersigned at the annual shareholder meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  PROXIES WILL
BE VOTED POSITIVELY IF NO DIRECTION IS GIVEN. PROXIES MAY VOTE AT THEIR DIS-CRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING

The Board of Directors recommends that you vote FOR on all Proposals.

1. Election of Directors.
            ___
           l___l      FOR all nominees except as marked to the contrary below.
           ____
           l___l      WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

        Bernard B. Klawans       Dr, James P. King          William Majer

                     Donald A. Peterson        Lewis T. Seaman


2. Ratification or rejection of selection of Conner & Associates PC. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31 2009.
     ___                      ___                         ___
    l___l   FOR              l___l   AGAINST             l___l   ABSTAIN


3. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.


Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.



Dated ___________________, 2009                _______________________
                                               Shareholder's Signature




                                                _______________________
                                                Shareholder's Signature

You should review your address and note corrections below.





                                                                 July 7, 2009